SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         BOULDER TOTAL RETURN FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         1) Title of each class of securities to which transactions applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check  box  if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                         BOULDER TOTAL RETURN FUND, INC.
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 25, 2000

To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Boulder Total Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona 85250 at 9:00 a.m. local time, on April 25, 2000, for the following purposes:

         1.       To elect one Director of the Fund (PROPOSAL 1).

         2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending November 30, 2000 (PROPOSAL 2).

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on February 25, 2000 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                           By Order of the Board of Directors,

                                           LAURA RHODENBAUGH
                                           SECRETARY

March 24, 2000

--------------------------------------------------------------------------------
         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY
        CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
    POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE
         PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                 VALID SIGNATURE
      ------------                                 ---------------

      CORPORATE ACCOUNTS
      (1)  ABC Corp.                               ABC Corp.
      (2)  ABC Corp.                               John Doe, Treasurer
      (3)  ABC Corp., c/o John Doe Treasurer       John Doe
      (4)  ABC Corp. Profit Sharing Plan           John Doe, Trustee

      TRUST ACCOUNTS
      (1)  ABC Trust                               Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee, u/t/d 12/28/78    Jane B. Doe

      CUSTODIAN OR ESTATE ACCOUNTS
      (1)  John B. Smith, Cust.,                   John B. Smith
           f/b/o John B. Smith, Jr. UGMA
      (2)  John B. Smith                           John B. Smith, Jr., Executor

                         BOULDER TOTAL RETURN FUND, INC.

                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2000

                                 PROXY STATEMENT

         This document is a proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc. ("BTF" or the "Fund"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (the "Board") for use at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, April 25, 2000, at 9:00 a.m. local time, at the Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona 85250 and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March 24, 2000, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc. ("PFPC"),
the  transfer  agent  and   administrator  of  the  Fund.  The  costs  of  proxy
solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999, HAS BEEN MAILED TO SHAREHOLDERS. ADDITIONAL COPIES ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-331-1710.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee for Director and FOR the other matters listed in the accompanying Notice of the Annual Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         The Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock") and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)", together with the Common Stock, the "Shares"). On the record date, February 25, 2000, the following number of Shares of the Fund were issued and outstanding:

                    COMMON STOCK                     MMP(R)
                    OUTSTANDING                   OUTSTANDING
                    ------------                  -----------
                     9,416,743                        775

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Fund's Shares as of February 25, 2000 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the MMP(R).

                                        NUMBER OF SHARES          NUMBER OF SHARES            PERCENTAGE
          NAME OF OWNER*               DIRECTLY OWNED (1)       BENEFICIALLY OWNED (2)    BENEFICIALLY OWNED
                                       ------------------       ----------------------    ------------------

Badlands Trust Company                        12,735                 3,945,550                  41.90%
(1)(3)

Stewart R. Horejsi Trust
   No. 2 (4)                                   0                     3,945,550                  41.90%

Ernest Horejsi Trust
   No. 1B (1)                              2,468,053                 2,468,053                  26.21%

Lola Brown Trust
   No. 1B (1)                              1,028,001                 1,028,001                  10.92%

Evergreen Atlantic, LLC (1)                  257,811                   257,811                   2.74%

Stewart West Indies Trust (1)(2)              78,470                   191,907                   2.04%

Susan L. Ciciora Trust (1)(2)                 54,132                   131,475                   1.40%

John S. Horejsi Trust (1)(2)                  27,075                    65,747                   0.70%

The Evergreen Trust (1)(2)                    19,273                    47,632                   0.51%

AGGREGATE SHARES OWNED **                  3,945,550                 3,945,550                  41.90%

----------------------------


* The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is 122 South Phillips Avenue, Suite 220, Sioux Falls, South Dakota 57104.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

(1) DIRECT OWNERSHIP. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the
         Investment Company Act of 1940, as amended (the "1940 Act")). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands directly own the shares indicated for such entity in the table above, totaling 3,945,550 (41.90%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) INDIRECT OWNERSHIP THROUGH EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Stewart Horejsi is the manager of EALLC.

(3) OWNERSHIP BY BADLANDS. The number shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Ann M. Hartmann and Carol Jorgensen. Badlands and its directors disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, Brown Trust and the EH Trust.

(4) INDIRECT OWNERSHIP BY SRH TRUST. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

         Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

          As of February 25, 2000, Cede & Co., a nominee partnership of Depository Trust Company, held of record, but not beneficially, 9,190,628 shares or 97.6% of Common Stock outstanding and 775 shares or 100% of MMP(R) outstanding of the Fund.

         As of February 25, 2000, the executive officers and directors of the Fund, as a group, owned 3,968,577 Common Shares (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of MMP(R) of the Fund, representing 42.14% of Common Shares and 0% of MMP(R).

         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The first proposal to be considered at the Meeting is the election of one (1) Director of the Fund. Only the MMP(R) shareholders are entitled to vote on the election of this Director. The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Alfred G. Aldridge, Jr., a Class III Director of the Fund, is being nominated for a three-year term to expire at the Fund's 2003 Annual Meeting of Shareholders or until his successor is duly elected and qualified. James G. Duff and Stewart R. Horejsi, Class I Directors of the Fund, were elected on April 28, 1998 for a three-year term to expire at the Fund's 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Richard I. Barr and Stephen C. Miller, Class II Directors of the Fund, were elected on April 21, 1999 for a three-year term to expire at the Fund's 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

         The nominee has consented to serve as a Director if elected at the Meeting. If the designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

         Under the Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of the MMP(R), voting as a single class, are entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of the MMP(R), when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of the MMP(R) would give the holders of the MMP(R) a majority of the Directors. (Dividends are not in arrears.) Messrs. Aldridge and Barr were previously nominated (and elected) to represent holders of the MMP(R). A quorum of the MMP(R) shareholders must be present at the Meeting of the Fund in order for the proposal to elect Mr. Aldridge to be considered and acted upon.

INFORMATION ABOUT DIRECTORS AND OFFICERS

         Set forth in the following table is the nominee for election to the Board of Directors and the existing Directors of the Fund, together with certain other information. No Director or officer owned any shares of MMP(R) on February 25, 2000.


                                              BUSINESS EXPERIENCE                   COMMON STOCK
                                                  DURING THE                     BENEFICIALLY OWNED
NAME, ADDRESS AND AGE                           PAST FIVE YEARS                 ON FEBRUARY 25, 2000*     PERCENT
---------------------                           ---------------                 ---------------------     -------

NOMINEE TO SERVE UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS

ALFRED G. ALDRIDGE, JR.             Director of the Fund; Sales Manager of          500 Shares               **
6831 E. Presidio Road               Shamrock Foods Company since 1982;
Scottsdale, AZ 85254                Director of the Fiesta Bowl, Tempe, AZ;
Age: 62                             former Brigadier General, CA Air
                                    National Guard.

DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS

RICHARD I. BARR                     Director of the Fund; Manager of               9,500 Shares              **
2502 E. Solano Drive                Advantage Sales and Marketing, Inc.
Phoenix, AZ 85016                   since 1963.
Age:  62

STEPHEN C. MILLER***                President of the Fund and Chairman of        3,947,050 Shares+         41.92%
1680 38th Street, Suite 800         the Board; President and General
Boulder, CO 80301                   Counsel, Boulder Investment Advisers,
Age:  47                            LLC ("BIA"); Manager, Boulder
                                    Administrative Services, LLC ("BAS");
                                    Vice President, Stewart West Indies
                                    Trading Company, Ltd. (doing business
                                    as Stewart Investment Advisers
                                    ("SIA")); President and General
                                    Counsel, Horejsi, Inc. (liquidated in
                                    1999): General Counsel, Brown Welding
                                    Supply, LLC (sold in 1999); Of
                                    Counsel, Krassa, Madsen & Miller, LLC
                                    since 1991.

DIRECTORS SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS
JAMES G. DUFF                       Director of the Fund; Retired since            9,852 Shares              **
7544 S. Dunn's Farm Road            January, 1997; Prior to January, 1997,
Maple City, MI 49664                Chairman and CEO of USL Capital Inc.
Age:  61                            (commercial financing).

STEWART R. HOREJSI***               Director of the Fund; Since April 1994,     3,753,865 Shares++         38.86%
Bellerive                           General Manager, Brown Welding Supply,
Queen Street                        LLC (sold in 1999); President or
St. Peter Barbados                  Manager, various subsidiaries of
Age:  61                            Horejsi, Inc. (liquidated in 1999)
                                    since January, 1992; Investment
                                    Manager, Stewart West Indies Trading
                                    Company, Ltd. (doing business as SIA)
                                    since 1999.

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                                      3,968,577 Shares          42.14%

-----------------------------------------------------------------------------

* This information has been furnished by each Director. "Beneficial Ownership" is defined under Section 13(d) of the 1934 Act.
**       Less than 1%.
*** Designates "interested person" of the Fund as defined in the 1940 Act. Mr. Miller and Mr. Horejsi are "interested persons" because they are officers and directors of BIA and SIA, the Fund's investment advisers. Mr. Horejsi is also an "interested person" as a result of the amount of his beneficial ownership of Fund shares.
+ Mr. Miller directly owns 1500 Shares of the Fund. Mr. Miller is a (i) trustee of Evergreen Trust and (ii) director and officer of Badlands Trust Company. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the Shares directly and beneficially held by Evergreen Trust and Badlands Trust Company. Mr. Miller disclaims beneficial ownership of such Shares.
++ 2,468,053, 257,811 and 1,028,001 Shares of the Fund are held by the EH Trust, EALLC, and Lola Brown Trust, respectively. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Mr. Horejsi disclaims all such beneficial ownership.

         Each Director of the Fund who is not a Director, officer or employee of an investment adviser, or any of their affiliates, receives a fee of $6,000 per annum plus $2,000 for each in-person meeting, and $1,000 for each telephone meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. On March 22, 1999, the Board of Directors voted to change its compensation. The annual fee paid to each Director was reduced from $9,000 to $6,000; the fee for each attended in-person meeting was increased from $500 per meeting to $2,000 per meeting; and the fee for each meeting attended by telephone was increased from $100 to $1,000. The Board of Directors of the Fund held fifteen meetings (eight of which were held by telephone conference call) during the fiscal year ended November 30, 1999. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 1999 amounted to $65,574.97.

         The Board of Directors has an Audit Committee consisting of Messrs. Aldridge, Barr and Duff. Messrs. Aldridge, Barr and Duff were appointed to the Audit Committee on January 15, 1999. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended November 30, 1999.

         The Board of Directors has a Nominating Committee consisting of Messrs. Aldridge, Barr and Duff which is responsible for considering candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the fiscal year ended November 30, 1999.

         The names of the executive officers of the Fund (other than Mr. Miller who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 21, 2000. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

                      POSITIONS HELD                    PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
NAME AND AGE          WITH THE FUND                     DURING THE PAST FIVE YEARS
------------          --------------                    --------------------------
Carl D. Johns         Chief Financial Officer, Chief    Chief Financial Officer, Chief Accounting Officer,
Age: 37               Accounting Officer, Vice          Vice President and Treasurer, Boulder Total Return
                      President and Treasurer           Fund, Inc., since January 15, 1999; Vice President
                                                        and Treasurer of BIA and Assistant Manager of BAS,
                                                        since April, 1999; Employee of Flaherty & Crumrine
                                                        Incorporated prior to December 31, 1998; Assistant
                                                        Treasurer of the Fund (f/k/a Preferred Income
                                                        Management Fund Incorporated), Preferred Income Fund
                                                        Incorporated and Preferred Income Opportunity Fund
                                                        Incorporated prior to December 31, 1998.

Laura Rhodenbaugh     Secretary                         Secretary and Treasurer, various subsidiaries of HI
Age:  49                                                and various other Horejsi affiliates since June,
                                                        1986.

         The  following  table  sets forth  certain  information  regarding  the compensation of the Fund's Directors for the fiscal year ended November 30, 1999. No persons (other than the "independent" Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Mr. Horejsi's compensation was paid for services as a Director of the Fund prior to the date that BAS became co-administrator to the Fund. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE
                               ------------------

NAME OF PERSON AND                  AGGREGATE COMPENSATION
POSITION WITH THE FUND*         FROM THE FUND PAID TO DIRECTORS**
----------------------          -------------------------------

ALFRED G. ALDRIDGE, JR.                 $17,652.17
Director

RICHARD I. BARR                         $21,148.90
Director

JAMES G. DUFF                           $22,573.90
Director

STEWART R. HOREJSI                       $4,200.00
Director

STEPHEN C. MILLER                           $0
President of the Fund, Chairman
of the Board and Director

------------------------------
* Effective January 15, 1999, Donald F. Crumrine, Robert T. Flaherty, Morgan Gust and Robert F. Wulf resigned as Directors of the Fund. Such persons had also served as Directors of Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated (the "Preferred Funds").

** Reflects information relating to the Fund (and not the other funds in the former "fund complex"), because the Fund is no longer in the same fund complex as the Preferred Funds. In addition to the amounts shown above that were paid to persons currently serving as Directors, the Fund paid Morgan Gust and Robert F. Wulf $1,450 each for their services as Directors of the Fund prior to January 15, 1999.

REQUIRED VOTE

         Election of the listed nominee for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy on Proposal 1.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS,
       RECOMMENDS THAT THE MMP(R) SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1.

                  PROPOSAL 2: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for the Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 2000 by the Board of Directors of the Fund, and by those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. PricewaterhouseCoopers has informed the Fund that it has no direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

REQUIRED VOTE

         Ratification of the selection of PricewaterhouseCoopers as independent accountants for the Fund requires the affirmative vote of the holders of a majority of the Shares (including all shares of Common Stock and MMP(R)) represented at the Meeting in person or by proxy, voting as a single class.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS,
          RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2001 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than November 4, 2000.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISERS, ADMINISTRATOR AND CO-ADMINISTRATOR

         Boulder Investment Advisers, L.L.C. serves as the investment adviser to the Fund and its business address is 1680 38th Street, Suite 800, Boulder, Colorado 80301. Stewart Investment Advisers, Ltd. serves as sub-adviser to the Fund and its business address is Bellerive, Queen Street, St. Peter, Barbados. Spectrum Asset Management, Inc. also serves as a sub-adviser to the Fund and its business address is 4 High Park, Stamford, CT 06905. PFPC Inc. acts as the transfer agent and administrator to the Fund and is located at 101 Federal Street, Boston, Massachusetts 02110. Boulder Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder Colorado 80301.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act requires the Fund's Directors and officers, certain persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with, except for a late filing made on behalf of certain affiliates of Stewart R. Horejsi reflecting transfers of shares solely among entities with which he is affiliated.

BROKER NON-VOTES AND ABSTENTIONS

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                  OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

BOULDER TOTAL RETURN FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, Marc A. Schuman and Michelle A. Whalen, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona 85250 at 9:00 a.m. local time, on April 25, 2000, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

         FOR ____                   AGAINST ____                 ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:     ------------------------

Date:          ------------------------

Signature:     ------------------------

Date:          ------------------------

BOULDER TOTAL RETURN FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Boulder Total Return Fund, Inc., a MaryLand corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, Marc A. Schuman and Michelle A. Whalen, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona 85250 at 9:00 a.m. local time, on April 25, 2000, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.       Election of Director.

         NOMINEE:   Alfred G. Aldridge, Jr.

            FOR ____                   WITHHELD ____




2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

            FOR ____                   AGAINST ____                ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AND "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:     ------------------------

Date:          ------------------------

Signature:     ------------------------

Date:          ------------------------

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.